UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Report as of April 20, 2005
(Events as of April 20, 2005)

GENERAL BINDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
0-2604
(Commission File Number)

36-0887470
(I.R.S. employer identification No.)

One GBC Plaza,
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)

(847) 272-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.140d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In light of its previously announced agreement to merge with ACCO World Corporation, General Binding Corporation has decided to postpone indefinitely its 2005 Annual Meeting of Stockholders which had been previously scheduled for May 24, 2005.  In the event that the merger is not consummated, the meeting will be rescheduled.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following is furnished as an exhibit to this report.

        99. Press release dated April 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                                                          GENERAL BINDING CORPORATION

                                                                                                                           By: /s/ Steven Rubin
                                                                                                                                   Steven Rubin
                                                                                                                                   Vice President, Secretary &
                                                                                                                                   General Counsel
                                                                                                                                   April 20, 2005

EXHIBIT INDEX

Exhibit No.        Exhibit Description

99                    Press release dated April 20, 2005.

Exhibit 99

GBC POSTPONES ANNUAL MEETING

Northbrook, IL, April 20, 2005 - General Binding Corporation (NASDAQ: GBND) announced today that, in light of its previously announced agreement to merge with ACCO World Corporation, it has been decided to postpone indefinitely its 2005 Annual Meeting of Stockholders which had been previously scheduled for May 24, 2005. In the event that the merger is not consummated, the meeting will be rescheduled.

General Binding Corporation (GBC) is a world leader in products that bind, laminate, and display information enabling people to accomplish more at work, school and home. GBC's products are marketed in over 100 countries under the GBC, Quartet, and Ibico brands. These products are designed to help people enhance printed materials and organize and communicate ideas. The company is headquartered in Northbrook, IL.

This material is not a substitute for the registration statement ACCO and GBC will file with the Securities and Exchange Commission in connection with the transaction, or the proxy statement/prospectus-information statement to be mailed to stockholders. Investors are urged to read the proxy statement/prospectus-information statement which will contain important information, including detailed risk factors, when it becomes available. The proxy statement/prospectus-information statement and other documents which will be filed by Fortune Brands, ACCO and GBC with the Securities and Exchange Commission will be available free of charge at the SEC's website, http://www.sec.gov/, or by directing a request when such a filing is made to ACCO World Corporation, 300 Tower Parkway, Lincolnshire, IL, 60069, Attention: Investor Relations; or by directing a request when such a filing is made to General Binding Corporation, One GBC Plaza, Northbrook, IL, 60062, Attention: Investor Relations.

GBC, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation will be set forth in the proxy statement/prospectus-information statement when it becomes available.

Contact: Tony Giuliano, Treasurer and Director, Investor Relations
(847) 291-5451
inv-rel@gbc.com (E-mail)
www.gbc.com (GBC's website)